EXHIBIT 23





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 8-K, into the Company's previously filed Registration Statement Files No. 2-94845, No. 33-9494, No. 33-10085, No. 33-
24672, No. 33-46018 and No. 33-61308.



                                /s/ ARTHUR ANDERSEN LLP
                                _____________________________
                                ARTHUR ANDERSEN LLP





Cincinnati, Ohio,
March 12, 1997